Exhibit 10(nn)


                               SIXTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


            THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of February 28, 2005, by and among Alpine Holdco Inc., a Delaware corporation ("Parent"), Essex Electric Inc., a Delaware corporation ("Electric"; Parent and Electric are collectively, the "Borrowers" and each, a "Borrower"), Wells Fargo Foothill, Inc., as agent ("Agent") for the Lenders (defined below) and as a Lender, Congress Financial Corporation (Central), as documentation agent for the Lenders ("Documentation Agent") and as a Lender, and the undersigned Lenders.

            WHEREAS, Borrowers, Credit Party, Agent, Documentation Agent and certain other financial institutions from time to time party thereto (the "Lenders") are parties to that certain Loan and Security Agreement dated as of December 11, 2002 (as amended from time to time, the "Loan Agreement"); and

            WHEREAS, Borrowers, Agent and Lenders have agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein.

            NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

            1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

            2. Amendment to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 6 hereof, the Loan Agreement is amended in the following respects:

            (a) The defined term "EBITDA" set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

                           "EBITDA" means, with respect to any fiscal period,
                  Parent's and its Subsidiaries' consolidated net earnings (or loss), minus extraordinary gains, plus, to the extent deducted in determining net earnings (or loss) for such period, (i) interest expense, (ii) income taxes, (iii) depreciation and amortization, (iv) management fees under the Management Agreements accrued but not paid due to the operation of the terms of this Agreement, (v) cash, nonrecurring charges incurred during the 2004 fiscal year in an aggregate amount not to exceed $5,500,000, (vi) (A) non-cash, recurring year-end LIFO adjustments relating to the purchase of copper cathode and rod by Electric, and (B) non-cash, non-recurring adjustments made as a result of a sale or other disposition consummated in accordance with the provisions of this Agreement of (1) the Real Property and other assets comprising the facility of Electric located at 190 Polk Street, Orleans, Indiana and/or (2) the Real Property and other assets comprising the facility of Electric located at 1620 East Malone Avenue, Sikeston, Missouri, (vii) nonrecurring charges incurred during the 2005 fiscal year in connection with Electric's restructuring activities in an aggregate amount not to exceed $2,800,000, and (viii) the non-cash, nonrecurring charge in an amount not to exceed $400,000 incurred in connection with the issuance to Superior of shares of the common stock of Electric in January, 2005.

            (b) Section 7.21(a)(i) of the Loan Agreement is amended and restated in its entirety, as follows:

                           "(i) Minimum EBITDA. EBITDA, measured on a fiscal
                  month-end basis, for each period set forth below, of not less than the required amount set forth in the column labeled "Minimum EBITDA" in the following table for the applicable period set forth opposite thereto:

------------------------------------------------------------------------ -------------------------------
                                                                                           Minimum
                                Period                                                     EBITDA
------------------------------------------------------------------------ -------------------------------
1 month period ending January 31, 2005                                                  ($1,194,000)
------------------------------------------------------------------------ -------------------------------
2 month period ending February 28, 2005                                                 ($2,236,000)
------------------------------------------------------------------------ -------------------------------
3 month period ending March 31, 2005                                                    ($3,004,000)
------------------------------------------------------------------------ -------------------------------
4 month period ending April 30, 2005                                                    ($3,359,000)
------------------------------------------------------------------------ -------------------------------
5 month period ending May 31, 2005                                                      ($3,434,000)
------------------------------------------------------------------------ -------------------------------
6 month period ending June 30, 2005                                                     ($2,953,000)
------------------------------------------------------------------------ -------------------------------
7 month period ending July 31, 2005                                                     ($2,333,000)
------------------------------------------------------------------------ -------------------------------
8 month period ending August 31, 2005                                                   ($1,648,000)
------------------------------------------------------------------------ -------------------------------
9 month period ending September 30, 2005                                                ($1,004,000)
------------------------------------------------------------------------ -------------------------------
10 month period ending October 31, 2005                                                   ($5,000)
------------------------------------------------------------------------ -------------------------------
11 month period ending November 30, 2005                                                  $458,000
------------------------------------------------------------------------ -------------------------------
12 month period ending December 31, 2005                                                  $812,000
------------------------------------------------------------------------ -------------------------------
12 month period ending January 31, 2006 and the 12 month period ending                   $5,000,000
on the last day of each month thereafter
------------------------------------------------------------------------ -------------------------------

            (c) Section 7.21(c)(i) of the Loan Agreement is amended and restated in its entirety as follows:

                           "(i) Capital Expenditures. Capital expenditures in
                  any period set forth below in excess of the amount set forth in the following table for the applicable period:

------------------------------------------------------- -------------------------------
                        Period                                                Amount
------------------------------------------------------- -------------------------------
Fiscal year ending December 31, 2005                                        $5,800,000
------------------------------------------------------- -------------------------------
Fiscal year ending December 31, 2006 and each fiscal                        $2,000,000
year thereafter
------------------------------------------------------- -------------------------------

            3. Amendment Fee. Borrowers hereby agree to pay to Agent on the date hereof, for pro rata distribution to the Lenders who have executed and delivered this Amendment as of the date hereof, an amendment fee of $50,000, which fee shall be non-refundable and fully earned as of the date hereof. The foregoing amendment fee is in addition to, and not in lieu of, all other fees charged to Borrowers under the Loan Documents.

            4. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

            5. Covenant Regarding 2006 Financial Covenants. Each party hereto covenants and agrees that it will undertake to negotiate in good faith revisions to the Minimum EBITDA covenant for the 2006 fiscal year and the Capital Expenditures covenant for the 2006 fiscal year set forth in Section 7.21 of the Loan Agreement on the basis of Companies' Projections for the 2006 fiscal year that are delivered to Agent pursuant to Section 6.3(c) of the Loan Agreement and approved by Required Lenders.

            6. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

            (a) Each party hereto shall have executed and delivered this Amendment to Agent;

            (b) Companies shall have delivered to Agent such documents, agreements and instruments as may be requested or required by Agent in connection with this Amendment, each in form and content acceptable to Agent;

            (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment;

            (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel; and

            (e) Each Lender shall have received the portion of the amendment fee payable to such Lender on the date of this Agreement under Section 3 hereof.

            7. Miscellaneous.

            (a) Representations and Warranties. In order to induce Agent to enter into this Amendment, each Company hereby warrants to Agent, as of the date hereof, that the representations and warranties of Companies contained in the Loan Agreement are true and correct as of the date hereof as if made on the date hereof (other than those which, by their terms, specifically are made as of certain dates prior to the date hereof).

            (b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

            (c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Georgia.

            (d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

            8. Release.

            (a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

            (b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

            (c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

                            [Signature pages follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

                                BORROWERS:

                                ALPINE HOLDCO INC.,
                                a Delaware corporation

                                By /s/ David A. Owen
                                  ----------------------------------------------
                                Title V.P. Finance
                                     -------------------------------------------

                                ESSEX ELECTRIC INC.,
                                a Delaware corporation

                                By /s/ David A. Owen
                                  ----------------------------------------------
                                Title S.V.P. Finance
                                     -------------------------------------------


                                AGENT:

                                WELLS FARGO FOOTHILL, INC.,
                                a California corporation


                                By /s/ Victor Barwig
                                  ----------------------------------------------
                                Title Senior Vice President
                                     -------------------------------------------


                                DOCUMENTATION AGENT:

                                CONGRESS FINANCIAL CORPORATION (CENTRAL), an Illinois corporation


                                By /s/ Laura Wheeland
                                  ----------------------------------------------
                                Title Vice President
                                     -------------------------------------------

                                LENDERS:

                                WELLS FARGO FOOTHILL, INC.


                                By /s/ Victor Barwig
                                  ----------------------------------------------
                                Title Senior Vice President
                                     -------------------------------------------

                                STANDARD FEDERAL BANK NATIONAL ASSOCIATION

                                By: LaSalle Business Credit, LLC, its Agent



                                By______________________________________________
                                Title___________________________________________

                                CONGRESS FINANCIAL CORPORATION (CENTRAL)


                                By /s/ Laura Wheeland
                                  ----------------------------------------------
                                Title Vice President
                                     -------------------------------------------